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                                                                   Exhibit 10.21

                               SECOND AMENDMENT TO
                    SECURED SENIOR SUBORDINATED NOTE DUE 2004

         THIS SECOND AMENDMENT TO SECURED SENIOR SUBORDINATED NOTE DUE 2004 is effective as of the 11/th/ day of September 2002 (this "Amendment"), by and between OVERHILL FARMS, INC., a Nevada corporation (the "Borrower" or the "Company"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership (the "Purchaser" or the "Holder").

                                 R E C I T A L S

         A. The Company, OVERHILL CORPORATION (formerly known as Polyphase Corporation), a Nevada corporation, OVERHILL L.C. VENTURES, INC. and the Purchaser entered into that certain Securities Purchase Agreement dated as of November 24, 1999, as amended by a Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000, and as further amended by a Second Amendment to Securities Purchase Agreement dated as of January 11, 2002, a Consent and Third Amendment dated as of January 31, 2002, and a Fourth Amendment to Securities Purchase Agreement dated as of June 28, 2002 (as so amended, the "Original Securities Purchase Agreement"), pursuant to which, among other things, the Company issued to the Purchaser a Secured Senior Subordinated Note Due 2004 dated November 24, 1999, as amended by an Amendment to Secured Senior Subordinated Note Due 2004 dated as of May 1, 2001 (as so amended, the "Note").

         B. Concurrently herewith, the parties to the Original Securities Purchase Agreement are entering into a Fifth Amendment to Securities Purchase Agreement dated as of September 11, 2002 (the "Fifth Amendment"), pursuant to which, among other things, the parties thereto are further amending the Original Securities Purchase Agreement. The Original Securities Purchase Agreement, as amended by such Fifth Amendment, is referred to herein as the "Securities Purchase Agreement." Unless otherwise indicated, all capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

         C. It is a condition precedent to the effectiveness of the Fifth Amendment that the parties enter into and deliver this Amendment and further amend the Note as provided for herein.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Note as follows:

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   1.     Amendment of Section 2 (Payment of Interest; Default Rate). Section 2
of the Note is hereby amended by deleting such Section in its entirety and replacing it with the following:

          "2.  Payment of Interest; Default Rate.

             So long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall pay interest in cash on the unpaid principal balance of this Note at a rate per annum (the "Base Rate") equal to (a) for any period ending prior to September 11, 2002, the rate per annum provided for in this Note applicable to such period, and (b) for any period ending on or after September 11, 2002, thirteen and one-quarter percent (13.25%) until this Note is fully paid; provided, however, that if, based upon a full audit by the Company's independent auditors of the Company's consolidated financial statements for the Fiscal Year ending on or about September 30, 2003, the Company achieves a minimum EBITDA for such Fiscal Year of at least $16.0 million and, thereafter, delivers an Officers' Certificate to the Holder, in form and substance satisfactory to the Holder and signed by the President and Chief Executive Officer and Chief Financial Officer of the Company, certifying that the Company has achieved such minimum EBITDA and attaching thereto copies of such audited financial statements and the notes thereto (together with the independent auditor's opinion) and the calculation thereof, prepared in reasonable detail, the Base Rate will be reduced to twelve and one-half percent (12.50%), effective from and after the date of receipt of such Officers' Certificate (and attachments) by the Holder.

             Interest shall be payable monthly in arrears on the last Business Day of each calendar month (or portion thereof) (each an "Interest Payment Date"). Interest shall be computed on the basis of the actual number of days elapsed over a 360-day year, including the first and the last day.

             If any Default or Event of Default shall have occurred and be continuing, then, in addition to the rights, powers and remedies available to the Holder under the Securities Purchase Agreement, this Note, the other Investment Documents and Applicable Law, the Borrower shall pay interest on the unpaid principal balance of, premium, if any, and accrued and unpaid interest on, and other amounts owing under, this Note at a rate per annum (the "Default Rate") equal to the Base Rate then in effect, plus two percent (2.0%). The Default Rate shall begin to accrue on the date on which such Default or Event of Default shall be deemed to have occurred (as provided in the last paragraph of Section 10.1 of the Securities Purchase Agreement) and shall continue until such Default or Event of Default shall have been cured or waived."

   2. Amendment of Section 3 (Payment of Principal). Section 3 of the Note is hereby amended by deleting such Section in its entirety and replacing it with the following:

              "3. Payment of Principal. The Borrower shall pay in full the entire outstanding principal balance of this Note, together with all premium, if

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      any, accrued and unpaid interest and other unpaid amounts owing under this
      Note, on October 31, 2004 (the "Maturity Date")."

   3. Amendment of Section 4 (Optional Prepayments). Clause (ii) of Section 4 of the Note is hereby amended by deleting such clause in its entirety and replacing it with the following:

               "(ii) at 101.0% of the first $10,000,000 of principal balance being prepaid at any time during the period commencing after October 31, 2002 and ending on or before October 31, 2003, and at 102.0% of any additional principal balance being prepaid at any time during such period; and".

   4.     [Intentionally Omitted].

   5. Full Force and Effect. This Amendment amends the Note effective on and as of the Fifth Amendment Effective Date, and the Note shall remain in full force and effect in accordance with its terms as amended hereby. The Note, as amended by this Amendment, and all other Investment Documents are hereby ratified and affirmed by the Company in all respects. The execution, delivery and performance of this Amendment shall not operate as a waiver or limitation of or, except as expressly set forth herein, as an amendment to any right, power or remedy of the Purchaser under the Note or any other Investment Document.

   6. Confirmation of Security. The Company hereby confirms that the security interests granted by the Company to the Purchaser under the Security Agreement (Company), the Company Pledge Agreement, as amended, and the PTC Security Agreement, as amended, continue to constitute legal, valid, enforceable and perfected security interests in the Collateral, prior in right to all other Liens (other than the Liens in favor of the Senior Lender and Permitted Liens) and secure the due and punctual payment, performance and observance of all Secured Obligations (as defined in the Security Agreement (Company)), including, without limitation, the obligations of the Company under the Note as amended hereby.

   7. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES REGARDING CHOICE OF LAW OR CONFLICTS OF LAWS.

   8. Representations. The Company represents and warrants to the Purchaser that (a) this Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and (b) it has obtained all consents, authorizations and approvals necessary or required to enter into and deliver this Amendment and perform its obligations hereunder.

   9. Successors and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

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     10.  Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     11. WAIVER OF JURY TRIAL. EACH PARTY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO (a) THIS AMENDMENT, THE SECURITIES PURCHASE AGREEMENT, THE NOTE OR ANY OTHER INVESTMENT DOCUMENT, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY OR RELATED THERETO, OR (b) ANY CONDUCT, ACT OR OMISSION OF THE PARTIES OR THEIR AFFILIATES (OR ANY OF THEM) WITH RESPECT TO THIS AMENDMENT, THE SECURITIES PURCHASE AGREEMENT, THE NOTE OR ANY OTHER INVESTMENT DOCUMENTS, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION, SUIT OR OTHER PROCEEDING; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH ACTION, SUIT OR OTHER PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, Borrower has caused this Amendment to be executed and delivered by its duly authorized representatives as of the date first written above.

                      BORROWER OR COMPANY

                      OVERHILL FARMS, INC., a Nevada corporation


                      By:  _____________________________________________
                           James Rudis
                           President and Chief Executive Officer

                      By:  _____________________________________________
                           Richard A. Horvath
                           Vice President and Chief Financial Officer


                      PURCHASER

                      LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                      By:  LLCP California Equity Partners II, L.P.,
                           a California limited partnership, its General Partner

                           By:  Levine Leichtman Capital Partners, Inc.,
                                a California corporation, its General Partner


                                By: ____________________________________
                                    Arthur E. Levine
                                    President

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                    ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

     Each of the undersigned Guarantors hereby acknowledges that it has read the foregoing Second Amendment to Note and consents to the amendments to the Note and the other matters contained in the foregoing Second Amendment. Each of the undersigned further reaffirms its obligations under the Securities Purchase Agreement (including, without limitation, the Guaranty) and the other Investment Documents and agrees that all such Investment Documents, as previously amended, remain in full force and effect in accordance with their respective terms.

                      GUARANTORS

                      OVERHILL CORPORATION (formerly known as
                      Polyphase Corporation), a Nevada corporation


                      By: ______________________________________________
                            James Rudis
                            President and Chief Executive Officer

                      OVERHILL L.C. VENTURES, INC., a California corporation


                      By: ______________________________________________
                            James Rudis
                            President and Chief Executive Officer

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